INTERCAPITAL INCOME SECURITIES INC.   Two World Trade Center, New York, New York
                                                                           10048

LETTER TO THE SHAREHOLDERS

DEAR SHAREHOLDER:

The fiscal year ended September 30, 1995 was characterized first by rising interest rates and a robust economy during the final three months of 1994, followed by an economic slowdown and declining interest rates in 1995. Overall, interest rates on U.S. Treasury securities declined by 0.75 percentage points to
1.40 percentage points over the fiscal year.

RISING, THEN FALLING INTEREST RATES

Robust economic growth continued through the final three months of 1994, along with related inflationary fears. In an effort to slow the rate of economic growth to more sustainable levels, the Federal Reserve Board raised the federal-funds rate by 75 basis points to 5.75 percent in November. As a result, intermediate-term interest rates continued to rise and by December 31 had risen by as much as 1.0 percentage points from their September 30, 1994 levels. Two-year U.S. Treasury securities experienced the most dramatic increase, while 30-year U.S. Treasury bonds were virtually unchanged.

Beginning in late January, investor sentiment shifted as the market focused on actual inflation or rather its absence. By February, not only had inflation failed to surface, but the economy was beginning to show signs of slowing down. Interest rates began to decline and even plummet, despite one further tightening move by the Federal Reserve in early February. The decline in interest rates was further fueled into the summer as the central bank reduced the federal-funds rate by .25 percentage points on July 6, to 5.75 percent. Almost immediately following this shift in Federal Reserve policy, the economy began to show signs of resurgence and interest rates began to rise. Housing, autos and retail sales, which had turned sluggish at higher interest rate levels, now looked to be returning to health. By September, however, the economy was again sending mixed signals and lower interest rates seemed nearer once more.

INTERCAPITAL INCOME SECURITIES INC.

PERFORMANCE AND PORTFOLIO

For the fiscal year ended September 30, 1995, InterCapital Income Securities Inc. produced a total return of 16.32 percent, based on its net asset value of $18.02 per share. Based on its closing market price of $16.25 per share on the New York Stock Exchange, the Fund produced a return of 5.24 percent. During the same period, the Lehman Brothers Government/Corporate Bond Index returned 14.35 percent. U.S. government securities returned 13.57 percent during the same period, while corporate bonds returned 16.99 percent.

The Fund's performance over the fiscal year was reflective of the sharp decline in interest rates during 1995, as well as from its heavy concentration in corporate bonds. Corporate bonds comprised 86 percent of the portfolio, with U.S. governments representing the remaining 14 percent. The portfolio was diversified among 58 issues with an average coupon of 9.27 percent and an average quality rating of Baa1. On September 30, 1995, the Fund's average maturity was 21.21 years, while the average duration (duration measures a bond fund's sensitivity to interest rate changes; basically, the effect of interest rate fluctuations on a bond fund can be determined by multiplying its duration by the percentage rates rise or fall) was only 5.24 years, reflective of the high coupons and call features on many of the securities held in the portfolio.

During the reporting period, the Fund received approximately $14.7 million in proceeds from bonds called prior to maturity, representing 7 percent of the value of the portfolio. Currently, approximately 52 percent of the portfolio is invested in callable securities with call dates varying from less than one year to nine years. At current interest rate levels, approximately 31 percent of the portfolio is expected to come due within the following twelve months, while 53 percent are expected to come due in more than ten years.

In reaction to falling interest rates earlier in the year, the Fund looked to lock in attractive yields on Baa-rated industrials and utilities versus U.S. Treasuries and called corporates. Most new purchases were made at yields of 8.50 percent and higher and involved securities with call protection of at least four years. More recently, the Fund has reduced the average quality of the portfolio to take advantage of attractive opportunities that have arisen from time to time in the Baa-rated corporate market. Swaps within the same credits such as KMart, RJR Nabisco and Telecommunications, Inc. were accomplished for substantial pickups in yield.

INTERCAPITAL INCOME SECURITIES INC.

LOOKING AHEAD

As long as the economy continues on a path of moderate growth and low inflation, we believe the Federal Reserve Board is likely to maintain their current monetary policy. As a result, interest rates are likely to remain in a fairly narrow band. Some volatility may occur from month to month as the economic reports of the moment tilt expectations in one direction or the other. Near term, all eyes are focused on Washington and congressional progress toward a balanced budget. Any meaningful, positive legislation should be favorable for market fundamentals and fixed-income securities. Lack of action on this front will be seen as a negative by the market.

We would like to inform shareholders that the Directors have approved a procedure whereby the Fund, when appropriate, may repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

We appreciate your continued support of InterCapital Income Securities Inc. and look forward to serving your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO
--------------------------
CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL INCOME SECURITIES INC.

PORTFOLIO OF INVESTMENTS September 30, 1995

PRINCIPAL
AMOUNT IN                                              COUPON     MATURITY
THOUSANDS                                               RATE        DATE           VALUE
--------------------------------------------------------------------------------------------
             CORPORATE BONDS (85.6%)
             Airlines (4.7%)
 $ 5,000     Delta Air Lines, Inc. ................     9.30 %     01/02/10     $  5,535,850
   4,300     United Air Lines, Inc. ...............     9.35       04/07/16        4,630,541
                                                                                  ----------
                                                                                  10,166,391
                                                                                  ----------
             Automotive Finance (0.8%)
   1,500     Ford Capital BV (Netherlands).........     9.375      05/15/01        1,689,615
                                                                                  ----------
             Bank Holding Companies (0.5%)
   1,000     NCNB Corp. ...........................     9.375      09/15/09        1,187,880
                                                                                  ----------
             Banks (3.4%)
   6,000     Continental Bank N.A. ................    12.50       04/01/01        7,564,020
                                                                                  ----------
             Banks - International (2.1%)
   5,000     Bank of China.........................     8.25       03/15/14        4,708,200
                                                                                  ----------
             Brokerage (3.0%)
   3,000     Morgan Stanley Group, Inc. ...........     7.25       10/15/23        2,787,900
   2,000     Morgan Stanley Group, Inc. ...........     7.50       02/01/24        1,914,300
   2,000     Paine Webber Group, Inc. .............     7.625      02/15/14        1,900,800
                                                                                  ----------
                                                                                   6,603,000
                                                                                  ----------
             Computer Equipment (0.5%)
   1,000     Unisys Corp. .........................    13.50       07/01/97        1,116,250
                                                                                  ----------
             Food Processing (1.5%)
   3,000     Borden, Inc...........................     9.20       03/15/21        3,267,450
                                                                                  ----------
             Foreign Government Agencies (4.5%)
   6,600     Italy (Republic of)...................     6.875      09/27/23        6,042,102
   4,000     Quebec Province (Canada)..............     7.50       07/15/23        3,917,680
                                                                                  ----------
                                                                                   9,959,782
                                                                                  ----------
             Gas (1.7%)
   3,600     Southwest Gas Corp. ..................     9.375      02/01/17        3,800,124
                                                                                  ----------
             Gas Transmission (1.2%)
   3,100     Tennessee Gas Pipeline Co. ...........     6.00       12/15/11        2,668,045
                                                                                  ----------
             Health & Personal Care (2.3%)
   5,000     Columbia Healthcare Corp. ............     7.50       12/15/23        4,999,900
                                                                                  ----------
             Insurance & Financial Services (1.4%)
   3,000     Penn Central Corp. ...................    10.875      05/01/11        3,132,210
                                                                                  ----------

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

PRINCIPAL
AMOUNT IN                                              COUPON     MATURITY
THOUSANDS                                               RATE        DATE           VALUE
             Manufacturing (2.0%)
 $ 2,000     Weirton Steel Corp. ..................    10.875%     10/15/99     $  2,027,500
   2,400     Westinghouse Electric Corp. ..........     8.625      08/01/12        2,272,968
                                                                                  ----------
                                                                                   4,300,468
                                                                                  ----------
             Metals & Mining (3.1%)
   6,000     Inco, Ltd. (Canada)...................     9.60       06/15/22        6,726,360
                                                                                  ----------
             Oil & Gas (2.7%)
   3,000     Louisiana Land & Exploration Co. .....     7.625      04/15/13        2,958,960
   3,000     Parker & Parsley Petroleum Co. .......     8.25       08/15/07        3,087,660
                                                                                  ----------
                                                                                   6,046,620
                                                                                  ----------
             Oil Related (9.4%)
   5,200     Lasmo (USA), Inc. ....................     8.375      06/01/23        5,445,648
   2,000     Occidental Petroleum Corp. ...........     9.625      07/01/99        2,046,860
   7,240     Occidental Petroleum Corp. ...........    11.75       03/15/11        7,743,180
   5,000     Phillips Petroleum Co. ...............     8.49       01/01/23        5,369,150
                                                                                  ----------
                                                                                  20,604,838
                                                                                  ----------
             Paper & Forest Products (3.4%)
   6,000     Georgia Pacific Co. ..................     9.625      03/15/22        6,706,560
     685     Stone Container Corp. ................    11.50       09/01/99          703,838
                                                                                  ----------
                                                                                   7,410,398
                                                                                  ----------
             Retail (4.0%)
   2,800     Dayton Hudson Corp. ..................     8.50       12/01/22        2,993,200
   2,850     KMart Corp. ..........................    13.50       01/01/09        3,353,652
   2,500     KMart Corp. ..........................     9.35       01/02/20        2,511,275
                                                                                  ----------
                                                                                   8,858,127
                                                                                  ----------
             Telecommunications (2.4%)
   5,100     Tele-Communications, Inc. ............     9.25       01/15/23        5,335,314
                                                                                  ----------
             Telephones (9.6%)
   2,000     Alltel Corp. .........................    10.375      04/01/09        2,122,360
   2,000     Alltel Corp. .........................     9.50       03/01/21        2,162,740
   5,000     GTE South, Inc. ......................     9.375      06/15/30        5,269,900
   6,000     Northwestern Bell Telephone Co. ......     9.125      12/01/30        6,254,220
   5,000     Southern Bell Telephone & Telegraph
             Co. ..................................     8.625      09/01/26        5,205,750
                                                                                  ----------
                                                                                  21,014,970
                                                                                  ----------
             Tobacco (1.4%)
   2,975     RJR Nabisco, Inc. ....................     8.75       08/15/05        3,000,823
                                                                                  ----------

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

PRINCIPAL
AMOUNT IN                                              COUPON     MATURITY
THOUSANDS                                               RATE        DATE           VALUE
             Utilities - Electric (20.0%)
 $ 1,000     Cleveland Electric Illuminating Co.
             (Series B)............................     9.50 %     05/15/05     $  1,005,480
   5,000     Cleveland Electric Illuminating Co.
             (Series E)............................     9.00       07/01/23        4,532,550
   6,325     Commonwealth Edison Co. ..............     8.875      10/01/21        6,676,038
   1,000     Consolidated Edison...................     9.70       12/01/25        1,079,820
   2,000     CTC Mansfield Funding Corp. ..........    11.125      09/30/16        2,080,000
   1,000     Long Island Lighting Co. .............     9.00       11/01/22        1,010,170
   6,000     Long Island Lighting Co. .............     9.625      07/01/24        6,142,320
   2,000     Louisiana Power & Light Co. (Series
             A)....................................    10.67       01/02/17        2,152,820
   1,000     Louisiana Power & Light Co. (Series
             C)....................................    10.67       01/02/17        1,077,680
   2,000     Niagara Mohawk Power Corp. ...........     9.50       03/01/21        2,113,740
   4,000     Niagara Mohawk Power Corp. ...........     8.75       04/01/22        4,109,440
   4,000     Southern California Edison Co. .......     9.25       12/01/22        4,175,240
   3,000     Texas Utilities Electric Co. .........     8.50       08/01/24        3,203,310
   4,300     United Illuminating Co. ..............    10.24       01/02/20        4,638,281
                                                                                  ----------
                                                                                  43,996,889
                                                                                  ----------
             TOTAL CORPORATE BONDS
             (Identified Cost $180,699,262)................................      188,157,674
                                                                                  ----------
             U.S. GOVERNMENT & AGENCIES OBLIGATIONS
             (11.4%)
   2,000     Federal Home Loan Banks...............     9.02       01/19/05        2,019,902
   5,000     Tennessee Valley Authority (Series
             G)....................................     8.625      11/15/29        5,457,850
   1,200     U.S. Treasury Bond....................     7.125      02/15/23        1,271,062
   1,000     U.S. Treasury Bond....................     7.625      02/15/25        1,130,781
   5,000     U.S. Treasury Note....................     9.25       01/15/96        5,049,245
  10,000     U.S. Treasury Note....................     9.375      04/15/96       10,187,500
                                                                                  ----------
             TOTAL U.S. GOVERNMENT & AGENCIES OBLIGATIONS
             (Identified Cost $25,133,398).................................       25,116,340
                                                                                  ----------

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

PRINCIPAL
AMOUNT IN                                              COUPON     MATURITY
THOUSANDS                                               RATE        DATE           VALUE
--------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENT (0.8%)
             REPURCHASE AGREEMENT
 $ 1,818     The Bank of New York (dated 09/29/95;
             proceeds $1,818,776; collateralized by
             $2,010,941 U.S. Treasury Note 6.875%
             due 07/31/99 valued at $2,090,293)
             (Identified Cost $1,817,962)..........     5.375%     10/02/95     $  1,817,962
                                                                                  ----------
             TOTAL INVESTMENTS
             (Identified Cost $207,650,622) (a).....................   97.8%     215,091,976
             OTHER ASSETS IN EXCESS OF LIABILITIES...................   2.2        4,800,435
                                                                       ----       ----------
             NET ASSETS............................................   100.0%    $219,892,411
                                                                       ----       ----------
                                                                       ----       ----------

---------------------

(a)    The aggregate cost for federal income tax purposes is $207,738,107; the aggregate gross unrealized appreciation is $9,939,226 and the aggregate gross unrealized depreciation is $2,585,357, resulting in net unrealized appreciation of $7,353,869.

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995
ASSETS:
Investments in securities, at value
 (identified cost $207,650,622)..........    $215,091,976
Interest receivable......................       5,077,739
Prepaid expenses and other assets........           3,258
                                               ----------
    TOTAL ASSETS.........................     220,172,973
                                               ----------
LIABILITIES:
Investment management fee payable........         108,065
Accrued expenses.........................         172,497
                                               ----------
    TOTAL LIABILITIES....................         280,562
                                               ----------
NET ASSETS:
Paid-in-capital..........................     242,462,484
Net unrealized appreciation..............       7,441,354
Distributions in excess of net investment
 income..................................         (50,978)
Accumulated net realized loss............     (29,960,449)
                                               ----------
    NET ASSETS...........................    $219,892,411
                                               ----------
                                               ----------
NET ASSET VALUE PER SHARE,
 12,200,518 shares outstanding (unlimited
 shares authorized of $.01 par value)....          $18.02
                                                    -----
                                                    -----
STATEMENT OF OPERATIONS
For the year ended September 30, 1995
NET INVESTMENT INCOME:
INTEREST INCOME...........................    $19,942,317
                                                ---------
EXPENSES
Investment management fee.................      1,056,264
Transfer agent fees and expenses..........        183,288
Shareholder reports and notices...........         74,105
Professional fees.........................         56,620
Registration fees.........................         30,450
Directors' fees and expenses..............         28,249
Custodian fees............................         26,242
Other.....................................          8,554
                                                ---------
    TOTAL EXPENSES........................      1,463,772
                                                ---------
    NET INVESTMENT INCOME.................     18,478,545
                                                ---------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss.........................     (7,028,971)
Net change in unrealized depreciation.....     20,218,112
                                                ---------
    NET GAIN..............................     13,189,141
                                                ---------
NET INCREASE..............................    $31,667,686
                                                ---------
                                                ---------

                           SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

STATEMENT OF CHANGES IN NET ASSETS
                                                       FOR THE YEAR       FOR THE YEAR
                                                          ENDED              ENDED
                                                        SEPTEMBER          SEPTEMBER
                                                         30, 1995           30, 1994
--------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.............................     $ 18,478,545       $ 19,850,296
Net realized loss.................................       (7,028,971)        (5,373,942)
Net change in unrealized depreciation.............       20,218,112        (21,289,097)
                                                         ----------         ----------
    NET INCREASE (DECREASE).......................       31,667,686         (6,812,743)
                                                         ----------         ----------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.............................      (18,124,479)       (19,764,839)
Paid-in-capital...................................         (176,298)                --
                                                         ----------         ----------
    TOTAL.........................................      (18,300,777)       (19,764,839)
                                                         ----------         ----------
    TOTAL INCREASE (DECREASE).....................       13,366,909        (26,577,582)
NET ASSETS:
Beginning of period...............................      206,525,502        233,103,084
                                                         ----------         ----------
    END OF PERIOD
    (Including distributions in excess of net
    investment income of $50,978 and $45,424,
    respectively).................................     $219,892,411       $206,525,502
                                                         ----------         ----------
                                                         ----------         ----------

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

NOTES TO FINANCIAL STATEMENTS September 30, 1995

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Income Securities Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund commenced operations on April 6, 1973.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York or American Stock Exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market by the Directors); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors; (4) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Directors. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

INTERCAPITAL INCOME SECURITIES INC.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Fund pays its Investment Manager a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.50% to the Fund's average weekly net assets.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1995 aggregated $110,114,489 and $96,155,042, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $29,858,768 and $31,794,549, respectively.

For the year ended September 30, 1995, the Fund incurred brokerage commissions of $602 with Dean Witter Reynolds Inc., an affiliate of the Investment Manager, for portfolio transactions executed on behalf of the Fund.

INTERCAPITAL INCOME SECURITIES INC.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Fund's transfer agent. At September 30, 1995, the Fund had transfer agent fees and expenses payable of approximately $25,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors/Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended September 30, 1995 included in Directors' fees and expenses in the Statement of Operations amounted to $7,585. At September 30, 1995, the Fund had an accrued pension liability of $50,977 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. CAPITAL STOCK

                                                                                                                 CAPITAL PAID
                                                                                                PAR VALUE OF     IN EXCESS OF
                                                                                   SHARES          SHARES         PAR VALUE
                                                                                 ----------     ------------     ------------
Balance, September 30, 1993..................................................    12,200,518       $122,003       $243,249,558
Reclassification due to permanent book/tax differences.......................            --             --         (1,085,679)
                                                                                   --------      ---------         ----------
Balance, September 30, 1994..................................................    12,200,518        122,003        242,163,879
Reclassification due to permanent book/tax differences.......................            --             --            352,900
Distribution from paid-in-capital............................................            --             --           (176,298)
                                                                                   --------      ---------         ----------
Balance, September 30, 1995..................................................    12,200,518       $122,003       $242,340,481
                                                                                   --------      ---------         ----------
                                                                                   --------      ---------         ----------

5. DIVIDENDS

On September 26, 1995, the Fund declared the following dividends from net investment income:

 AMOUNT             RECORD               PAYABLE
PER SHARE            DATE                  DATE
---------     ------------------    ------------------
  $0.12         October 6, 1995     October 20, 1995
   0.12       November 10, 1995     November 24, 1995
   0.12        December 8, 1995     December 22, 1995

INTERCAPITAL INCOME SECURITIES INC.

6. FEDERAL INCOME TAX STATUS

At September 30, 1995, the Fund had a net capital loss carryover of approximately $23,247,000, to offset future capital gains to the extent provided by regulations, available through September 30 of the following years:

               AMOUNTS IN THOUSANDS
---------------------------------------------------
1998       1999        2000       2003       TOTAL
-----     -------     ------     ------     -------
$ 782     $13,382     $2,370     $6,713     $23,247
  ---      ------      -----      -----      ------
  ---      ------      -----      -----      ------

Capital and foreign currency losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. During fiscal 1995, the Fund incurred and will elect to defer net capital losses of approximately $3,372,000 and other losses (which are considered to be foreign currency losses for federal income tax purposes) of approximately $3,254,000 on two US-dollar denominated principal exchange-rate linked securities which matured during the year.

As of September 30, 1995, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to foreign currency losses. To reflect reclassifications arising from permanent book/tax differences for the year ended September 30, 1995, distributions in excess of net investment income was charged $359,620, accumulated net realized loss was credited $6,720 and paid-in-capital was credited $352,900.

7. SELECTED QUARTERLY FINANCIAL DATA -- (unaudited)

                                                                        QUARTERS ENDED
                             ----------------------------------------------------------------------------------------------------
                                    9/30/95                   6/30/95                   3/31/95                   12/31/94
                             ---------------------     ---------------------     ----------------------     ---------------------
                             TOTAL*      PER SHARE     TOTAL*      PER SHARE      TOTAL*      PER SHARE     TOTAL*      PER SHARE
                             -------     ---------     -------     ---------     --------     ---------     -------     ---------
Total investment
 income..................    $ 4,790      $  0.39      $ 4,981      $  0.41      $  5,108      $  0.42      $ 5,063      $  0.41
Net investment income....      4,427         0.36        4,584         0.37         4,755         0.39        4,713         0.39
Net realized and
 unrealized gain
 (loss)..................        739         0.06        9,348         0.76         5,343         0.44       (2,241)       (0.18)

                                                                        QUARTERS ENDED
                             ----------------------------------------------------------------------------------------------------
                                    9/30/94                   6/30/94                   3/31/94                   12/31/93
                             ---------------------     ---------------------     ----------------------     ---------------------
                             TOTAL*      PER SHARE     TOTAL*      PER SHARE      TOTAL*      PER SHARE     TOTAL*      PER SHARE
                             -------     ---------     -------     ---------     --------     ---------     -------     ---------
Total investment
 income..................    $ 5,302      $  0.43      $ 5,239      $  0.43      $  5,346      $  0.44      $ 5,470      $  0.45
Net investment income....      4,922         0.40        4,831         0.39         4,975         0.41        5,122         0.42
Net realized and
 unrealized loss.........     (3,992)       (0.32)      (7,806)       (0.64)      (10,422)       (0.85)      (4,443)       (0.37)

---------------------
* Amounts in thousands.

INTERCAPITAL INCOME SECURITIES INC.

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                                                     ------------------------------------------------------------
                                                                                   FOR THE YEAR ENDED SEPTEMBER 30
                                                                       1995         1994         1993         1992         1991
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE
OPERATING PERFORMANCE:
Net asset value, beginning of period.............................     $ 16.93      $ 19.11      $ 18.72      $ 18.03      $ 16.97
                                                                       ------       ------       ------       ------       ------
Net investment income............................................        1.51         1.62         1.69         1.79         1.94
Net realized and unrealized gain (loss)..........................        1.08        (2.18)        0.38         0.79         0.96
                                                                       ------       ------       ------       ------       ------
Total from investment operations.................................        2.59        (0.56)        2.07         2.58         2.90
                                                                       ------       ------       ------       ------       ------
Less dividends and distributions from:
   Net investment income.........................................       (1.49)       (1.62)       (1.68)       (1.89)       (1.84)
   Paid-in-capital...............................................       (0.01)          --           --           --           --
                                                                       ------       ------       ------       ------       ------
Total dividends and distributions................................       (1.50)       (1.62)       (1.68)       (1.89)       (1.84)
                                                                       ------       ------       ------       ------       ------
Net asset value, end of period...................................     $ 18.02      $ 16.93      $ 19.11      $ 18.72      $ 18.03
                                                                       ------       ------       ------       ------       ------
                                                                       ------       ------       ------       ------       ------
Market value, end of period......................................     $ 16.25      $16.875      $21.375      $ 22.25      $ 20.50
                                                                       ------       ------       ------       ------       ------
                                                                       ------       ------       ------       ------       ------
TOTAL INVESTMENT RETURN+.........................................       5.24%     (14.12)%        2.97%       19.91%       13.40%
RATIOS TO AVERAGE NET ASSETS:
Expenses.........................................................       0.69%        0.68%        0.66%        0.69%        0.72%
Net investment income............................................       8.75%        9.02%        9.04%        9.69%       11.11%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..........................    $219,892     $206,526     $233,103     $228,424     $218,524
Portfolio turnover rate..........................................         50%          82%          85%          61%          56%

---------------------
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF INTERCAPITAL INCOME SECURITIES INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of InterCapital Income Securities Inc. (the "Fund") at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
November 8, 1995

                 (This page has been left blank intentionally.)

BOARD OF DIRECTORS
-----------------------------------------
Jack F. Bennett
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire                                           INTERCAPITAL
Dr. Manuel H. Johnson                                   INCOME
Paul Kolton                                             SECURITIES
Michael E. Nugent                                       INC.
Philip J. Purcell
John L. Schroeder


OFFICERS
-----------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

Rochelle G. Siegel
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT
-----------------------------------------
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey  07311


INDEPENDENT ACCOUNTANTS
-----------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York  10036


INVESTMENT MANAGER
-----------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York  10048


                                                        Annual Report
                                                        September 30, 1995